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                                                                 Exhibit 3.3


            FIFTEENTH RESTATED CERTIFICATE OF LIMITED PARTNERSHIP
                                     OF
                   THE JONES FINANCIAL COMPANIES, L.L.L.P.

                  The undersigned for the purpose of restating its Certificate of Limited Partnership under the Missouri Uniform Limited Partnership Law states the following:

                                 SECTION ONE

                  The name of the limited partnership is The Jones Financial Companies, L.L.L.P.

                                 SECTION TWO

                  The name and address of the limited partnership's Missouri registered agent is:

                           Lawrence R. Sobol
                           12555 Manchester Road
                           St. Louis, Missouri 63131-3729

                                SECTION THREE

                  The names and mailing addresses of the general partners are set forth on Exhibit A attached hereto.

                                SECTION FOUR

                  The latest date upon which the limited partnership is to be dissolved is December 31, 2087.

In affirmation thereof, the facts stated above are true.


Dated January  4, 2004

                                        THE JONES FINANCIAL COMPANIES, L.L.L.P.

                                        By   /s/ Douglas E. Hill
                                          --------------------------------------
                                           Douglas E. Hill
                                           Authorized Person/Attorney-in-Fact



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                    FIRST AMENDMENT OF FIFTEENTH RESTATED
                     CERTIFICATE OF LIMITED PARTNERSHIP
                                     OF
                   THE JONES FINANCIAL COMPANIES, L.L.L.P.

                  The undersigned for the purpose of amending a Restated Certificate of Limited Partnership under the Missouri Uniform Limited Partnership law states the following:

(1) The name of the partnership is The Jones Financial Companies, L.L.L.P. and the partnership's registration number is LP0000443.

(2) The date the limited partnership was filed in Missouri is June 5, 1987.

(3) The partnership registered as a Limited Liability Partnership with the Missouri Secretary of State on November 1, 1996.

(4) The partnership registered as a Registered Limited Liability Limited Partnership on July 15, 2002.

(5) The Fifteenth Restated Certificate of Limited Partnership is hereby amended to reflect the partner withdrawals and admissions attached hereto on Exhibit A effective June 25, 2004.

                  Upon the admissions and withdrawals of said partners, the number of general partners is 272.

In affirmation thereof, the facts stated above are true.


Dated July 19, 2004

                                        General Partner:

                                        By   /s/ Douglas E. Hill
                                          --------------------------------------
                                          Douglas E. Hill
                                          Authorized Person/Attorney-in-Fact




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                      RENEWAL REGISTRATION APPLICATION
                                    OF A
                    LIMITED LIABILITY LIMITED PARTNERSHIP
                                     OF
                   THE JONES FINANCIAL COMPANIES, L.L.L.P.

                         Registration No. LP0000443


The undersigned partner, for the purpose of renewing the registration of a registered limited liability limited partnership, states the following:

1. The name of the limited liability limited partnership is The Jones Financial Companies, L.L.L.P.

2. The name and address of the limited liability limited partnership's registered agent and office in this State is Lawrence R. Sobol, 12555 Manchester Road, St. Louis, Missouri 63131-3729.

3.        The number of general partners is 275.

4. A brief statement of the partnership's business is to act as a limited partner in Edward D. Jones & Co., L.P., to act as a general partner, limited partner, guarantor, stockholder or holding partnership for any other limited partnership, general partnership, limited liability partnership, limited liability company, corporation or other entity and to engage in such other activities as may be approved by the General Partners.


In affirmation thereof, the facts stated above are true.


Dated July 13, 2004


                                        THE JONES FINANCIAL COMPANIES, L.L.L.P.

                                        By       Douglas E. Hill
                                          --------------------------------------
                                          Douglas E. Hill,
                                          a General Partner